EXHIBIT 10.7(b)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 1 TO
                         MASTER TRUST ACCOUNT AGREEMENT

     THIS AMENDMENT NO. 1 TO MASTER TRUST ACCOUNT AGREEMENT (this "Amendment") is made as of October 7, 2003 by and among UNION ACCEPTANCE CORPORATION ("UAC"), individually and as predecessor servicer (the "Predecessor Servicer"), UAC SECURITIZATION CORPORATION ("UACSC") as seller, PERFORMANCE SECURITIZATION CORPORATION ("PSC"), as seller and as depositor, BNY MIDWEST TRUST COMPANY, as successor to the corporate trust administration of Harris Trust and Savings Bank, as indenture trustee under the various Indentures described below other than the 2000-B Indenture (as defined below) (the "BNY Indenture Trustee") and as trustee (the "Trustee") under the various Pooling and Servicing Agreements described below, THE BANK OF NEW YORK, as indenture trustee under the 2000-B Indenture (the "BONY Indenture Trustee"), WILMINGTON TRUST COMPANY, as master trustee (the "Master Trustee"), SYSTEMS & SERVICES TECHNOLOGIES, INC., ("SST" and, in its capacity as servicer or successor servicer under the Servicing Agreements, "Servicer" or "Successor Servicer"), JPMORGAN CHASE BANK, as master trust paying agent (the "Master Trust Paying Agent"), MBIA INSURANCE CORPORATION, as financial guaranty insurer ("MBIA") and the CREDITOR REPRESENTATIVE (UAC, UACSC, PSC, the Trustee, the BONY Indenture Trustee, the BNY Indenture Trustee, the Master Trustee, SST, the Master Trust Paying Agent, MBIA and the Creditor Representative, each party in each of its capacities listed above, collectively the "MTAA Parties").

                             PRELIMINARY STATEMENTS

     WHEREAS, the MTAA Parties entered into that certain Master Trust Account Agreement dated as of April 17, 2003 (the "Master Trust Agreement");

     WHEREAS, each of UACSC and PSC wishes to refinance certain Notes and Investor Certificates that are presently subject to the Master Trust Agreement by exercising certain clean up calls to reacquire certain motor vehicle loans from eligible trusts by having UACSC issue new notes (the "UACSC Notes") backed by such reacquired motor vehicle loans;

     WHEREAS, the UACSC Notes will be issued pursuant to that certain Base Indenture (the "Base Indenture") dated as of October 7, 2003 by and among UACSC, JPMorgan Chase Bank, as paying agent (in such capacity thereunder, the "Paying Agent") and as Note Registrar (in such capacity thereunder, the "Note Registrar"), and Wilmington Trust Company, as indenture trustee (in such capacity thereunder, the "UACSC Indenture Trustee") including any supplements to such Base Indenture entered into between UACSC and the UACSC Indenture Trustee from time to time (the "Series Supplements" and together with the Indenture, the "UACSC Indenture");

     WHEREAS, the motor vehicle loans acquired by UACSC as described above will be serviced pursuant to that certain Servicing Agreement dated as of October 7, 2003 between UACSC and SST (the "UACSC Servicing Agreement");

     WHEREAS, the UACSC Notes will be guaranteed by MBIA pursuant to the terms of certain insurance policies (the "UACSC Policies") to be issued pursuant to that certain Master Insurance and Reimbursement Agreement (the "2003 Master Insurance Agreement") dated as of October 7, 2003 between UACSC and MBIA;

     WHEREAS, UACSC expects that the issuance of the UACSC Notes and refinancing of the Investor Certificates as described above will benefit the MTAA Parties;

     WHEREAS, it is a condition precedent to the issuance of the UACSC Notes that the MTAA Parties modify the Master Trust Agreement such that (i) the UACSC Notes be considered "Notes" thereunder, (ii) the UACSC Indenture be considered an "Indenture" thereunder, (iii) the UACSC Servicing Agreement be considered a "Servicing Agreement" thereunder, and (iv) certain other provisions be modified as described herein.

     WHEREAS, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto mutually desire to enter into this Amendment as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows.

     SECTION 1. General Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in the Master Trust Agreement.

     SECTION 2. Amendments to the Master Trust Agreement.

          (a) Section 1.01 of the Master Trust Agreement is hereby amended to insert the following definitions therein:

               "Eligible  Refinancing  Transaction" means each of (a) the 1998-A
          Transaction;  (b) the 1998-B Transaction;  (c) the 1998-C Transaction;
          (d) the 1998-D Transaction; (e) the PSC Transaction; (f) the 1999-A Transaction; (g) the 1999-B Transaction; (h) the 1999-C Transaction and (i) the 1999-D Transaction, and "Eligible Refinancing Transactions" means such Eligible Refinanced Transactions collectively.

               "Indenture" means each of (a) the 1999-B Indenture; (b) the 1999 Master Indenture and Security Agreement; (c) the 1999-C Indenture; (d) the 1999-D Indenture; (e) the 2000-A Indenture; (f) the 2000-B Indenture; (g) the 2000-D Indenture; (h) the 2001-A Indenture; (i) the 2001-C Indenture; (j) the 2002-A Indenture; and (k) the UACSC Indenture; and "Indentures" means such Indentures collectively.

               "Indenture Trustee" means each of (i) the BONY Indenture Trustee,
          (ii) the BNY Indenture Trustee, and (iii) the UACSC Indenture Trustee, and "Indenture Trustees" means such Indenture Trustees collectively.

               "Notes" shall mean any Notes issued pursuant to any of the Indentures. 2


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


               "Refinanced Transaction" means any Eligible Refinancing Transaction beginning on the date on which such Eligible Refinancing Transaction is refinanced pursuant to UACSC and/or PSC exercising a clean up call with respect thereto and UACSC issuing replacement Notes under the UACSC Indenture,

               "Series Supplements" means, with respect to the UACSC Indenture, any supplemental indentures entered into between UACSC and Wilmington Trust Company pursuant to the terms of the UACSC Indenture.

               "Servicing Agreement" means each of (a) the 1998-A Servicing Agreement; (b) the 1998-B Servicing Agreement; (c) the 1998-C Servicing Agreement; (d) the 1998-D Servicing Agreement; (e) the PSC Servicing Agreement; (f) the 1999-A Servicing Agreement; (g) the 1999-B Servicing Agreement; (h) the 1999 Master Trust and Servicing Agreement; (i) the 1999-C Servicing Agreement; (j) the 1999-D Servicing Agreement; (k) the 2000-A Servicing Agreement; (1) the 2000-B Servicing Agreement; (m) the 2000-D Servicing Agreement; (n) the 2001-A Servicing Agreement; (o) the 2001-C Servicing Agreement;
          (p) the 2002-A Servicing Agreement; and (q) the UACSC Servicing Agreement; and "Servicing Agreements" means such Servicing Agreements collectively.

               "Transaction" means each of (a) the 1998-A Transaction; (b) the 1998-B Transaction; (c) the 1998-C Transaction; (d) the 1998-D Transaction; (e) the PSC Transaction; (f) the 1999-A Transaction; (g) the 1999-B Transaction; (h) the 1999 Master Owner Trust Transaction;
          (i) the 1999-C Transaction; (j) the 1999-D Transaction; (k) the 2000-A Transaction; (1) the 2000-B Transaction; (m) the 2000-D Transaction;
          (n) the 2001-A Transaction; (o) the 2001-C Transaction; (p) the 2002-A Transaction; and (q) the UACSC Transaction; and "Transactions" means such Transactions collectively.

               "UACSC Indenture" means that certain Base Indenture dated as of October 7, 2003 between UACSC, JPMorgan Chase Bank, as paying agent and as note registrar, and Wilmington Trust Company, as indenture trustee, including any Series Supplements, as the same may be amended, restated, supplemented or modified from time to time.

               "UACSC Indenture Trustee" means Wilmington Trust Company as indenture trustee under the UACSC Indenture.

               "UACSC Servicing Agreement" means that certain Servicing Agreement dated as of October 7, 2003 between UACSC and SST, as the same may be amended, restated, supplemented or modified from time to time.

               "UACSC Transaction" means the transactions contemplated by the UACSC Indenture.

          (b) Section 1.01 of the Master Trust Agreement is hereby further amended to modify the definition of "Excess Cash" by:

               (i) deleting the word "and" directly preceding clause (iii) thereof and substituting therefor a (",");

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

               (ii) deleting the (".") at the end of clause (iii) and substituting therefor a (";"); and

               (iii) inserting the following at the conclusion thereof:

          "and (iv) Section 11.2(e) of the UACSC Indenture with respect to the UACSC Transaction; provided, that, notwithstanding the foregoing, Excess Cash shall not include amounts released from any Spread Account for a Refinanced Transaction if and to the extent that such amounts are required to be deposited into the Spread Account for the replacement Notes being issued under the UACSC Transaction."

          (c) Section 1.01 of the Master Trust Agreement is hereby further amended to modify the definition of "Payment Date" by deleting clause (i) thereof in its entirety and replacing therefor the following:

               "(i) with respect to the Grantor Trust Transactions, the PSC Transaction and the UACSC Transaction, the "Distribution Date" (as such term is defined in the Grantor Trust Servicing Agreements, the PSC Servicing Agreement and the UACSC Servicing Agreement, respectively) and"

          (d) Section 1.01 of the Master Trust Agreement is hereby further amended to modify the definition of "Residual Certificateholders" by:

               (i) deleting the word "and" directly preceding clause (iii) thereof and substituting therefor a (",");

               (ii) deleting the (".") at the end of clause (iii) and substituting therefor a (";"), and

               (iii) inserting the following the conclusion thereof:

          "and (iv) with respect to the UACSC Transaction, UACSC."

          (e) Section 2.04 of the Master Trust Agreement is hereby amended by:

               (i) deleting the (".") at the end of the first sentence thereof and substituting therefor a (";"); and

               (ii) inserting the following at the conclusion of the first sentence thereof:

               "provided, however, that, solely for the purposes of the UACSC Transaction, each of the preceding references to 'Section 9.01 of the Servicing Agreements and/or Indentures' in this sentence shall instead be references to 'Section 4.01 of the UACSC Servicing Agreement and Section 3.3 of the UACSC Indenture.'"


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


          (f) Each of Section 2.05(c) and 2.05(d) of the Master Trust Agreement is hereby amended by deleting the phrase "the BNY Indenture Trustee and/or the BONY Indenture Trustee and/or Trustee" in each such Section and substituting therefor the following:

          "the BNY Indenture Trustee, the BONY Indenture Trustee, the Trustee and/or the UACSC Indenture Trustee"

          (g) Section 7.05 of the Master Trust Agreement is hereby amended by inserting the following to the list of notice addresses therein:

                "If to the UACSC Indenture Trustee:

                Wilmington Trust Company
                Rodney  Square  North
                1100  North  Market  Street
                Wilmington,  Delaware  19890
                Attention:  Corporate Trust Administration
                Facsimile: (302) 636-4140"

     SECTION 3. Direction and Waiver. By its signature hereto, each of UACSC, PSC and MBIA, as the Control Party for the Eligible Refinancing Transactions, hereby directs the Indenture Trustees and the Trustee therefor to cause, upon exercise of the clean-up calls with respect thereto and issuance of the UACSC Notes, any and all amounts on deposit in the Spread Account and in the Payahead Accounts for such Transactions to be deposited into the Spread Account and Payahead Account, respectively, being established for the related Series of Notes issued under the UACSC Indenture, the account numbers for which will be further confirmed by MBIA and UACSC. Each of the parties hereto acknowledges and agrees to the foregoing and agrees that such deposit shall be deemed to comply with the terms of the Eligible Refinancing Transactions and the Master Trust Agreement, and that neither the Master Trustee nor BNY Midwest Trust Company, as the Trustee for such Transactions, shall have any liability to any party hereto for acting in accordance with such direction.

     SECTION 4. Servicing Transfer Agreement. UAC, UACSC, PSC, MBIA, SST and the Creditor Representative acknowledge and agree that (and the Servicing Transfer Agreement is hereby amended to the extent necessary to provide that) the UACSC Servicing Agreement shall be deemed a "Servicing Agreement" and the UACSC Transaction shall be deemed a "Transaction" for the purposes of the Servicing Transfer Agreement. After the Effective Date, PSC shall not longer be a party to the Servicing Transfer Agreement, and its interest therein, if any, is hereby assigned to UACSC. The UACSC Indenture Trustee shall be deemed an Indenture Trustee under the Servicing Transfer Agreement.

     SECTION 5. Conditions Precedent; Direction to Master Trustee. The Master Trustee shall have received an executed counterpart of this Amendment from each of the parties hereto. Upon such receipt by the Master Trustee, the MTAA Parties (other than the Master Trustee) hereby direct the Master Trustee to execute and deliver this Amendment.


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


     SECTION 6. Reference to and Effect on the Master Trust Agreement. Except as specifically set forth above, the Master Trust Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of any MTAA Party, nor constitute a waiver of any provisions of the Master Trust Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 8. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                     Remainder of page intentionally blank.




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



     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, all as of the day and year first above mentioned.

                                        UNION ACCEPTANCE CORPORATION,
                                        individually and as Predecessor Servicer under each Servicing Agreement


                                        By:  /s/ Mark R. Ruh
                                           -----------------------------------
                                        Name: Mark R. Ruh
                                        Title: President and CFO


                                        UAC  SECURITIZATION  CORPORATION,
                                        as Seller under each Grantor  Trust
                                        Servicing  Agreement  and Owner Trust
                                        Servicing  Agreement and
                                        Certificateholder


                                        By:  /s/ Treg Bauchert
                                           ----------------------------------
                                        Name:   Treg Bauchert
                                        Title:  President


                                        PERFORMANCE SECURITIZATION CORPORATION,
                                        as Seller under the PSC Servicing
                                        Agreement and Certificateholder


                                        By:  /s/ Treg Bauchert
                                           -------------------------------------
                                        Name:   Treg Bauchert
                                        Title:  President



                                        WILMINGTON TRUST COMPANY,
                                        as Master Trustee


                                        By: /s/ Mary Kay Pupillo
                                           -------------------------------------
                                        Name:   Mary Kay Pupillo
                                        Title:  Assistant Vice President


                                        BNY MIDWEST TRUST COMPANY,  not in
                                        its individual capacity but solely as
                                        Indenture Trustee under the various
                                        Indentures other than the 2000-B
                                        Indenture described in the Master Trust
                                        Agreement and as Trustee under the
                                        various Pooling and Servicing Agreements described in the Master Trust Agreement


                                        By: /s Sally R. Tokich
                                           -------------------------------------
                                        Name:   Sally R. Tokich
                                        Title:  Assistant Vice President


                               Signature Page to
                               Amendment No. 1 to
                         Master Trust Account Agreement

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Indenture Truste under the 2000-B
                                        Indenture described in the Master
                                        Trust Agreement



                                        By:  /s/ Eric A. Lindahl
                                           -------------------------------------
                                        Name:   Eric A. Lindahl
                                        Title:  Agent


                                        SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                                        as Servicer or Successor Servicer under
                                        the Servicing Agreements



                                        By: /s/ Joseph D. Booz
                                           -------------------------------------
                                        Name:   Joseph D. Booz
                                        Title:  EVP/Secretary



                                        JPMORGAN CHASE BANK, as Master Trust
                                        Paying Agent



                                        By: /s/ Patricia M.F. Russo
                                           -------------------------------------
                                        Name:   Patricia M.F. Russo
                                        Title:  Vice President



                                        MBIA INSURANCE CORPORATION



                                        By: /s/ Lisa A. Wilson
                                           -------------------------------------
                                        Name:    Lisa A. Wilson
                                        Title:   Assistant Secretary



                                        CREDITOR REPRESENTATIVE

                                        By: Plan Committee under the Second A
                                        mended Plan of Reorganization of Union
                                        Acceptance Corporation

                                        By: Bingham McCutchen LLP

                                        By: /s/ Roger L. Selfe
                                           -------------------------------------
                                        Name:   Roger L. Selfe
                                        Title:  Partner


                               Signature Page to
                               Amendment No. 1 to
                         Master Trust Account Agreement

Acknowledged and Agreed as of October 7, 2003:

WILMINGTON TRUST COMPANY,
as UACSC Indenture Trustee


By:      /w/ Mary Kay Pupillo
   ----------------------------------------
Name:    Mary Kay Pupillo
Title:   Assistant Vice President